CREDIT FACILITY	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about borrowings [line items]
LONG TERM DEBT

19.LONG TERM DEBT

	December 31, 2022
	Current	Long term	Total
Camino Rojo Project Loan (note 20)	$—	$—	$—
Newmont loan (note 21)	—	—	—
Credit facility (note 22)	22,200	100,795	122,995
Fresnillo obligation (note 23)	22,800	—	22,800
	$45,000	$100,795	$145,795

	December 31, 2021
	Current	Long term	Total
Camino Rojo Project Loan (note 20)	$—	$113,260	$113,260
Newmont loan (note 21)	10,293	—	10,293
Credit facility (note 22)	—	—	—
Fresnillo obligation (note 23)	15,000	22,800	37,800
	$25,293	$136,060	$161,353

Credit Facility
Disclosure of detailed information about borrowings [line items]
LONG TERM DEBT

22.CREDIT FACILITY

On April 28, 2022, the Company entered into a Credit Facility consisting of a $100 million term facility and a $50 million revolving facility through a syndicate of lenders composed of The Bank of Nova Scotia, Bank of Montreal, and Canadian Imperial Bank of Commerce. The Credit Facility is secured by the Company’s present and future assets, property and all proceeds thereof other than present and future assets owned by Cerro Quema, which is excluded from the collateral. The proceeds from the Credit Facility were used to repay the existing Project Loan (note 20), with the balance of the revolving facility being available for general corporate purposes and working capital.

The Credit Facility consists of two parts:

1.$100 million term facility with a five-year term, repayable in 18 equal quarterly instalments commencing December 31, 2022.

2.

$50 million revolving facility, with the ability to increase to $75 million, subject to certain conditions and customary consents. The revolving facility has a three-year term, with an option to extend the term of the revolving facility by up to one-year intervals, subject to certain conditions and customary consents. Full repayment of the revolving facility is due upon maturity.

The applicable interest rate for each Credit Facility is based on the term Secured Overnight Financing Rate (“SOFR”), plus an applicable margin ranging from 2.75% to 3.75% based on the Company’s leverage ratio at the end of each fiscal quarter. The undrawn portion of the revolving facility is subject to a standby fee ranging from 0.6875% to 0.9375%.

The Credit Facility is subject to certain covenants – refer to note 32(c) for details. The Company may prepay all or any portion of the amounts owed under the credit agreement without penalty.

		Revolving
	Term facility	facility	Total
At December 31, 2021	$—	$—	$—
Advances during the year	100,000	30,000	130,000
Transaction costs paid, which are accreted over the term of each facility	(1,435)	(431)	(1,866)
Interest expense during the year	3,772	1,131	4,903
Accretion during the year	304	83	387
Interest paid during the year	(2,481)	(738)	(3,219)
Principal repayments during the year	(5,550)	—	(5,550)
Reallocated to accrued interest payable	(1,272)	(388)	(1,660)
At December 31, 2022	$93,338	$29,657	$122,995

Current	22,200	—	22,200
Non-current	71,138	29,657	100,795
	$93,338	$29,657	$122,995

Upon closing of the Credit Facility, the Company drew down the $100 million term facility and $30 million from the revolving facility. The Company incurred $2.2 million in advisory, legal and upfront fees that were directly attributable to the Credit Facility. The following details how we accounted for these initial transaction costs:

	Transaction
	costs
Allocated to the term facility	$1,435	Accreted over the expected life (5 years)
Allocated to the revolving facility, drawn amount	431	Accreted over the expected life (3 years)
Allocated to the revolving facility, undrawn amount	287	Expensed at loan inception date
Total transaction costs incurred	$2,153